Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Annual Report on Form 10-KSB of Accelr8 Technology Corporation for the year ended July 31, 2003, I, Thomas V. Geimer, Chief Executive Officer and Chief Financial Officer of Accelr8 Technology Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) such Annual Report on Form 10-KSB for the year ended, July 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Annual Report on Form 10-KSB for the year ended July 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Accelr8 Technology Corporation.

Date: October 29, 2003


/s/ Thomas V. Geimer
-----------------------------------------
Thomas V. Geimer, Chief Executive Officer and Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to Accelr8 Technology Corporation and will be retained by Accelr8 Technology Corporation and furnished to the Securities and Exchange Commission or its staff upon request]